Williams Capital Group
East Coast Seminar
August 10, 2011
Exhibit 99.1

James P. Torgerson
President and Chief Executive Officer
Safe Harbor Provision

Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the
Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on UIL Holdings’ expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity, gas and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, markets, products and services of UIL Holdings’ subsidiaries, The United Illuminating Company, The Southern Connecticut Gas Company, Connecticut
Natural Gas Corporation and The Berkshire Gas Company. Such risks and uncertainties with respect to UIL Holdings’ recent acquisition of The Southern Connecticut Gas Company, Connecticut Natural Gas Corporation and The Berkshire Gas Company include, but are not limited to, the possibility that the expected benefits will not be realized, or will not be realized within the expected time period. The foregoing and other factors are discussed and should be reviewed in UIL Holdings’ most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and UIL Holdings undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.
Note to Investors

UIL - Corporate Structure, Service Areas
› Service territory: 335 sq
 miles
› ~325,000 customers
› 1,095 employees
› Allowed Distribution ROE
 of 8.75%
› Earned ’10 Transmission
 ROE (composite) of 12.5%
› 50% interest in GenConn
 Energy LLC
The United Illuminating
Company (UI)
UIL Holdings
Corporation
Service Area Key
SCG
CNG
UI
Berkshire
Overlapping Territory
› Service territory: 716 sq
 miles - Greater Hartford-
 New Britain & Greenwich
› ~160,000 customers
› 319 employees
› 2,011 miles of mains with
 ~124,000 services
› 2011 settlement allowed
 ROE of 9.41%
Connecticut Natural Gas
(CNG)
› Service territory: 738 sq
 miles in Western MA
 including Pittsfield and
 North Adams
› ~36,000 customers
› 120 employees
› 738 miles of mains
› Allowed ROE of 10.50%
Berkshire Gas Company
(Berkshire)
› Service territory: 512 sq
 miles from Westport, CT to
 Old Saybrook, CT
› ~178,000 customers
› 290 employees
› 2,273 miles of mains with
 ~131,000 services
Southern Connecticut Gas
(SCG)

Investment Highlights
Transmission Focus
(FERC Regulated)
› 2011 estimated overall allowed weighted-average ROE of 12.3%-12.5%
› Identified future investment opportunities reaching beyond service territory
› Reviewing FERC Order 1000: Transmission Planning & Cost Allocation
Attractive Regulated
Electric and Gas
Utility
› Proven ability to earn allowed electric & gas rate of returns
 › Average ROEs as of 6/30/11: D& CTA 10.13%, preliminary SCG 9.00-9.10%, CNG 10.55
 -10.65%
 › GenConn - 9.75%
Notes: (1) As of November 2010. The annual long-term capital spending will be updated in the Fall of 2011.
(2) As of 8/5/11.
Conservative
Financial Strategy
(5.4% Yield)(2)
› Commitment to investment grade credit profile
› Consistent history of dividend payments
› Disciplined capital investment program
Visible Growth
Opportunities
› Significant opportunity exists to switch households to natural gas
 › Conversions growth plan is in place
› Projected $2.2B (2011-2019) electric & gas capital expenditure plan
› GenConn: cost-of-service electric peaking generation is complete and operating in the ISO-
 markets

Gas Operations Integration
Closed on the acquisitions of Southern Connecticut Gas, Connecticut
Natural Gas and Berkshire Gas Company on November 16, 2010
Working diligently internalizing the Transition Services Agreement (TSA)
 ➢ Support services such as IT, Finance and Human Resources provided by
 Iberdrola, USA (IUSA) with the ability to terminate any service given 90 days notice
Integration activities are well underway
 ➢ Implementation of these initiatives is expected to continue through this year with most completed before 2012
2012 savings opportunities - identified & quantified
 ➢ IUSA 2009 allocated corporate overheads, support costs and shared services totaled $23M
 › $11.6M of expected savings to be in place in 2012

 Expected $11.6M of Identified Savings
($M)
Exit from transition services agreement is on schedule
➢ Successful, major SAP system cut
 over from IUSA to UIL occurred
 on 8/1/11
 › Finance
 › Human Resources
 › Supply Chain
 › Work Management
Integration

American Community Survey’s selected housing characteristics estimates show a large percentage of households in Connecticut do not use natural gas for heating
Potential for Gas Heating in CT
Litchfield
62%
13%
16%
4%
5%
Fairfield
47%
35%
15%
2%
1%
Connecticut
50%
31%
15%
2%
1%
New Haven
46%
35%
16%
2%
2%
Middlesex
63%
11%
18%
4%
3%
New London
63%
11%
19%
3%
4%
Windham
68%
9%
11%
8%
4%
Tolland
67%
9%
13%
5%
4%
Hartford
41%
42%
13%
1%
2%
Fuel oil, kerosene
Electricity
Utility gas
Bottled, tank or LP gas
Other¹
Source: U.S. Census Bureau; Average data for 2005-2009
1 Other includes coal or coke, wood, solar, no fuel used and other
# Occupied
housing units:
1,327,482
73,704
339,516
52,993
42,653
104,468
65,476
322,752
325,920
(0)
(17)
(2)
(12)
(0)
(0)
(4)
(9)
The # in parentheses represents
the number of cities or towns in
that county that are served by a
UIL gas company.
Approximately 37% of businesses & households on UIL gas mains are not currently natural gas customers

Gas Operations
 ➢ Capitalize on the competitive advantage of natural gas heating use as the economical, abundant and environmentally friendly fuel of choice for customers
 ➢ Aggressively pursue new gas heating customers
 ➢ Generate incremental revenue to support infrastructure expansion and replacement
 ➢ 2011 multi-media campaign - launched in April
 › Cost savings associated with natural gas heating use compared to other energy sources
 › Momentum of interest in conversions - even in off-peak heating season

Gas Operations
 ➢ Historical customer additions(1)   2009  2010
 Heating conversions                                                                                                   5,535 5,728
 New construction                       901 1,071
    Total                    6,436 6,799
 ➢ Targeting 30,000-35,000 additional gas heating customers over the next 3 years
 › ’11 - 25% increase over ‘10 levels
 › ’12 - 50% increase over ’10 levels
 ➢ Conversions are 9% ahead of 2010 levels
 › 3,190 conversions through June ‘11
 › On track to achieve ’11 goal
 ➢ New customers are anticipated to generate approximately $280-$315 dollars of distribution net operating income per customer
 ➢ Approx. capital spending (2012-2015) associated with customer additions
 › Base - $54M
 › Incremental - $52M
(1) Businesses & households

*2010 Gas distribution capex reflects the full year amount; UIL ownership was for 6 weeks effective with the closing on the acquisition.
** Updated - February 23, 2011
*** Information as of November 2010, except for Gas distribution
Amounts may not add due to rounding.
The annual long-term capital spending will be updated in the Fall of 2011
$M
UIL 2010-2019 CapEx Profile

Electric transmission investments
Electric distribution investments
31%
12%
26%
11%
50%
19%
27%
4%
20%
2011 Electric Distribution & Transmission CapEx Detail

Gas distribution investments
47%
22%
12%
8%
8%
3%
2011 Gas Distribution CapEx Detail

Central Facility - UI Office &
Operations Building
Splice Chamber Remediation
Paper Insulated Lead Cable (PILC)
Replacement
Distribution Transformer Replacement
Program
› Consolidate all UI “Work Centers” onto a single
 site referred to as the Central Facility
› Under construction
› Planned in-service
 2012
~ $115M*
› Rebuild deteriorated underground splicing chambers
› Under construction
› Annual program
 over 10 years
~ $7M per year
› Under construction
› Annual program
 over 10 years
~ $3M per year
› Infrastructure program to replace transformers due
 to poor physical condition, inadequate capacity,
 and/or contain unacceptable levels of PCB's
› Under construction
› Annual program over
 10 years
~ $7M per year
* Dollars shown are rounded/approximate expected total project capex (generally including both spend to date and future expected spend).
Examples of Current Distribution Projects

Grand Avenue 115 kV Switching
Station Rebuild
New Shelton 115/ 13.8 kV
Substation
New Union Avenue 115/ 26.4 kV
Substation
East Shore 115 kV Substation Upgrades
› Addresses short circuit capability issues and
 aged/obsolete infrastructure
› Under construction
› Planned in-service
 2012
~ $60M*
› Meets Greater Shelton area load growth
› In Planning
› Planned in-service
 2015
~ $20M*
› In engineering
› Planned in-service
 2012
~ $15M*
› Addresses infrastructure condition, maintenance
 short circuit capability concerns
› Phased upgrades,
 in engineering and
 construction
› Planned in-service
 2011-2013
~ $25M*
* Dollars shown are rounded/approximate expected total project capex (generally including both spend to date and future expected spend); excluding AFUDC.
Near-term Electric Transmission Reliability Upgrades

➢ Began operating in the ISO-NE
 markets in June ‘11
50/50 Joint Venture between UI and NRG
Devon Facility
➢ Operating
➢ Contractual requirements met in
 September ‘10
GenConn Energy

Near-Term Average Rate Base Profile
28%
23%
7%
30%
22%
5%
36%
2%
40%
1%
23%
38%
38%
39%
43%
22%
38%
23%
37%
40%
23%
Electric distribution
CTA
Gas distribution*
Electric transmission

UI’s 50% Share ($M)**:   2010A  2011P  2012P  2013P  2014P  2015P
Avg. GenConn RB Equivalent:  $ 51  $ 148  $ 183  $ 174  $ 165  $ 157
Avg. Gen Conn Equity “Rate Base” $ 25  $ 75  $ 94  $ 89  $ 84  $ 80
Rate Base (Excluding GenConn Equity Investments):
GenConn Equity Investments:
* 2010 Gas distribution average rate base reflects the full year; UIL ownership was for 6 weeks effective with the closing on the acquisition. For comparability purposes, Gas distribution excludes the impacts of 338(h)(10) election.
** Per ’12 revenue requirement filed on 7/29/11
Amounts may not add due to rounding.
42%
$2,309

UI Transmission - NEEWS Investment
UI Participation in CL&P Project:
 ➢ UI’s portion of investment: greater of
 $60M or 8.4% of CL&P’s costs for the
 CT portions …
 › Greater Springfield Reliability
 Project
 › Interstate Reliability Project
 › Central CT Reliability Project
 ➢ 8.4% currently estimated at
 approximately $65M*
 ➢ UI deposits through June ‘11 - $8.3M
 › Remaining investments expected
 to be made over a period of 3 to 5
 years
* Previously NU had projected the cost of the Connecticut portion of these projects would be approximately $779M. UI will update its projected investment once the revised estimate is provided by NU.

Renewable-Enabling Transmission
Collaborative effort: UI, NU, NSTAR and NGrid …
to research / identify the most economical means of satisfying future RPS obligations
Significant Region-Wide Need:
 › RPS requirement > 3x current
 available renewables*
 › CT requirement is > UI’s entire load
 › Gap will be filled by renewables
 remote from load
N.E. Governors’ Blueprint:
 › Significant transmission build-out
 indicated
 › Potential $7 to $10B range - could be
 higher or lower to satisfy a 4,000 to
 12,000 MW need
 › Cost to New England likely much less
 than Midwestern wind
Potential Solutions Under Study
 › Need will likely be satisfied by a portfolio
 of projects
 › One promising example is shown below
* From ISO-NE presentation dated 5/15/09 - driven by 2008 data.
Vast majority of
potential onshore
renewables (wind)
are in northern NE
North-South Interface:
80% of NE electric
load is below this line

➢ On 3/24/11, CNG, SCG & the OCC filed a motion with
 the DPUC to reopen the CNG & SCG rate cases for the
 purposes of reviewing and approving a settlement
 agreement (DN 08-12-06RE02 & DN 08-12-07RE02)
➢ Final decision issued on 8/3/11, approving settlement
 with minor modifications
 › Resolves all pending issues related to the rate case
 appeals
 › Removal of the 10 basis point ROE penalty
 › Authorized ROEs: CNG - 9.41%, SCG - 9.36%
 › Terminates the SCG potential overearnings
 investigation
 › Companies are allowed to recover carrying charges
 on the excess interim rate decrease over-credited to
 customers during rate cases stay

SCG Potential Overearnings
Generic ROE Proceeding
UI Electric Decoupling
SCG/CNG Rate Case Appeals
DPUC schedule has not been updated
➢ Draft decision issued on 8/1/11
 › Approved decoupling credit for 2010 rate year
 › Allows decoupling mechanism to continue unadjusted
 until next general rate case proceeding
➢ Written exceptions due 8/15/11, Oral arguments on
 8/29/11, Final decision expected 8/31/11
➢ Filed on 7/29/11 for 2012 revenue requirement
➢ Potential for UI to file distribution rate case for rates in effect in 2012 to reflect significant investments in distribution infrastructure
GenConn ’12 Revenue Requirement
Regulatory Update

Legislative Highlights
Session ended June 8th
 ➢ UIL was actively engaged in legislative process
Highlights of Public Act 11-80
 ➢ Department of Energy & Environmental Protection (DEEP) was created, effective
 July 1
 › Merged the Department of Environmental Protection and the Department of Public
 Utility Control (DPUC)
 ▶ Will result in reorganization and reassignment of existing DPUC staff
 › Charged with:
 ▶ Creating a new energy future for CT
 ▶ Protecting CT’s environmental and natural resources
 ➢ Former DPUC has become the Public Utilities Regulatory Authority (PURA)
 › 3 out of the 5 former DPUC commissioners are now PURA directors
 ➢ Allows each electric distribution company to develop and own up to 10 MW of renewable source generation

2Q ’11 vs. 2Q ’10
YTD ‘11 vs. YTD ’10
 *
* 2010 - fees associated with acquisition, 2011 - interest on Oct. ’10 issuance of $450M of public debt
*
2Q & YTD ’11 Financial Results by Business
Net Income ($M)

2Q & YTD ‘11 Financial Results - Details
Electric distribution, CTA, GenConn & other
 ➢ 18% increase in net income for the quarter & 12% increase on a YTD basis
 › Increase in earnings primarily attributable to income from the investment in GenConn, partially offset by lower CTA rate base
 › Both GenConn Devon & Middletown are now operating in the ISO-NE markets
 ▶ Contributed $2.6M and $4.7M on a pre-tax basis for the 2Q and first six months of ’11, respectively
Electric transmission
 ➢ 18% increase in net income for the quarter, 19% on a YTD basis
 › Increase in income was primarily attributable to an increase in AFUDC
Gas distribution
 ➢ 2Q loss of $1.5M due to seasonality of earnings, YTD income of $35.9M
 › Typical second quarter for gas distribution
 › YTD - colder than normal winter season in New England in ‘11
Corporate
 ➢ After tax costs in 2Q ‘11 of $3.3M, a decrease of $1.3M compared to 2Q ‘10
 › After tax costs of $7.1M on a YTD basis, an increase of $1.9M compared to ‘10
 › The decrease in the quarter was primarily attributable to absence in ’11 of after-tax acquisition related costs that occurred in 2Q ’10, partially offset by interest on the Oct. ‘10 issuance of $450M of public debt
 › YTD increase attributable to $6.3M interest expense on the $450M of public debt

* $30M to be refinanced - in 3Q ‘11
** To be remarketed
Amounts may not add due to rounding.
Based on current plans - expect no need for external equity at least through 2013
UI Pollution Control Revenue Bonds
UI Equity Bridge Loan repaid in July
UIL Debt retired in Feb
SCG, CNG & Berkshire
Near-Term Debt Maturities
($M)
**
$3
Berkshire note repaid in May
*
Debt Maturity

Assumptions
› Regulated businesses are expected to earn the allowed return on an aggregate basis
› GenConn expected to earn $0.12-$0.14 per share
› CTA earnings are expected to decline by $0.07-$0.09 per
 share from 2010 as rate base continues to be amortized
› Incorporates full year of gas distribution earnings
› Bonus depreciation is expected to have a net impact of ($0.03)
 -($0.05) per share
› Includes one-time costs for the transition of the gas
 distribution business support services from IUSA, as well as the on-going integration costs
,
2011
› Integration of all of the regulated businesses with an emphasis on process integration initiatives and best practices
› Exiting the TSA by year-end for vast majority of services
› Positioned to realize half of IUSA’s ‘09 allocated corporate charges of $23M à expected savings of $11.6M in 2012
› Implementing plans for growth in gas conversions
› Execution of capital expenditure plan at each of our regulated businesses
› Continued focus on management of O&M expenses at each of our regulated businesses

Credit Ratings
Maintenance of investment grade credit ratings is an important objective
Issuer	S&P	Moody’s
UIL Holdings	BBB (Stable)	Baa3 (Stable)
United Illuminating	BBB (Stable)	Baa2 (Stable)
SCG	BBB (Stable)	Baa2 (Stable)
CNG	BBB (Stable)	Baa1 (Stable)
Berkshire	BBB (Stable)	Baa2 (Stable)

Investment Highlights
Transmission Focus
(FERC Regulated)
› 2011 estimated overall allowed weighted-average ROE of 12.3%-12.5%
› Identified future investment opportunities reaching beyond service territory
› Reviewing FERC Order 1000: Transmission Planning & Cost Allocation
Attractive Regulated
Electric and Gas
Utility
› Proven ability to earn allowed electric & gas rate of returns
 › Average ROEs as of 6/30/11: D& CTA 10.13%, preliminary SCG 9.00-9.10%, CNG 10.55
 -10.65%
 › GenConn - 9.75%
Notes: (1) As of November 2010. The annual long-term capital spending will be updated in the Fall of 2011.
(2) As of 8/5/11.
Conservative
Financial Strategy
(5.4% Yield)(2)
› Commitment to investment grade credit profile
› Consistent history of dividend payments
› Disciplined capital investment program
Visible Growth
Opportunities
› Significant opportunity exists to switch households to natural gas
 › Conversions growth plan is in place
› Projected $2.2B (2011-2019) electric & gas capital expenditure plan
› GenConn: cost-of-service electric peaking generation is complete and operating in the ISO-
 markets

Q&A

Appendix

* RPS = Renewable Portfolio Standard.
** From ISO-NE Presentation dated 5/15/09 - driven by 2008 data.
*** From ISO-NE Presentation dated 5/25/10 - “existing” includes RPS obligations through 2009. Total RPS Requirement excludes Vermont renewables, combined heat & power, and energy efficiency obligations.
Region-Wide
Compliance Gap
(v. “existing” renewable resources**)
forecasted/estimated at
~ 18,000GWh
Region-Wide RPS Obligation thru 2020:
› Unlikely to be
 satisfied by
 renewables currently
 in the ISO-NE queue
› Will require
 significant additional
 transmission
Satisfaction will likely require significant new transmission in the region.
Region-Wide RPS* Obligations

Connecticut RPS Requirements
(Percentage of Retail Load)
Class I resources include energy derived from solar, wind, fuel cell, methane gas from landfills, ocean thermal, wave, tidal, run-of-river hydropower (<5MW, began operation after July 1, 2003), sustainable biomass (NOx emission <0.075 lbs/MMBtu of heat input)
Class II resources include other biomass (NOx emission <0.2 lbs/MMBtu of heat input, began operation before July 1,
1998), small run-of-river hydroelectric (<5MW, began operation before July 1, 2003) and municipal solid waste trash-to-
energy facilities

Class III include customer-sited combined heat and power (with operating efficiency >50% of facilities installed after
January 1, 2006), waste heat recovery systems (installed on or after April 1, 2007), electricity savings from conservation and load management programs (began on or after January 1, 2006)
CT RPS Requirements